UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         July 26, 2005
        ________________________________________________
        Date of Report (Date of earliest event reported)


                       Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


      Delaware             0-7491         36-2369491
  _______________       ____________    ______________
  (State or other       (Commission      (IRS Employer
    jurisdiction        File Number)    Identification
 of incorporation)                           No.)


     2222 Wellington Court, Lisle, Illinois          60532
    ________________________________________       __________
    (Address of principal executive offices)       (Zip Code)


                         (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01   Regulation FD Disclosure.
_________   _________________________

     On July 26, 2005, Molex issued a press release announcing, among other things, the Company's outlook for the fiscal year ending June 30, 2006 and for the first fiscal quarter ending September 30, 2005. The press release also includes information regarding the status of the cost reduction plan and anticipated restructuring charges previously disclosed in the Company's Form 8-K/A filed on May 10, 2005. The press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

     The information furnished under Item 7.01 and in Exhibit
99.1 of this Form 8-K shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


Item 9.01    Financial Statements and Exhibits.
_________    __________________________________

      The following exhibit is being furnished as part of this Form 8-K:



 Exhibit Number       Description
 ______________       ___________

     99.1         Press Release dated July 26, 2005



                     *      *      *      *

    Cautionary Statement Regarding Forward-Looking Statements

      Statements  in  this Form 8-K that are not  historical  are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Forward-looking statements are based on currently available information and include, among others, statements regarding the Company's outlook with respect to financial results and statements regarding the Company's anticipated release of financial information and the timing and results of the audits of the Company's financial statements. These risks and uncertainties include those associated with the timing of the Company's release of earnings as well as the timing and results of the audits of the Company's financial statements, and those associated with the operation of our business, including the risk that customer demand will decrease either temporarily or permanently, whether due to the Company's actions or the demand for the Company's products, and that the Company may not be able to respond through cost reductions in a timely and effective manner; price cutting, new product introductions and other actions by our competitors; fluctuations in the costs of raw materials that the Company is not able to pass through to customers because of existing contracts or market factors; the challenges attendant to plant closings and restructurings, including the difficulty of predicting plant closing and relocation costs, the difficulty of commencing or increasing production at existing facilities, and the reactions of customers, governmental units, employees and other groups; the challenges attendant to plant construction; and the ability to realize cost savings from restructuring activities. Other risks and uncertainties are set forth in Molex's documents filed with the Securities and Exchange Commission, including its Form 10-K for the year ended June 30, 2004 and its Form 10-Q for the quarter ended March 31, 2005. Molex disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this Form 8-K resulting from new information, future events or otherwise.




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MOLEX INCORPORATED

Date:  July 26, 2005      By:    /s/  Louis A. Hecht
                             _________________________________
                               Louis A. Hecht
                               Corporate Secretary and General
                               Counsel